Page 1 SumTotal Systems, Inc. May 2007 Exhibit 99.1

Safe Harbor for Forward-Looking Statements
Information contained in this presentation and discussed in today’s meetings includes forward-looking statements and management’s estimation regarding future performance of the Company, including without limitation, financial estimates for the remainder of fiscal 2007, expected growth of the Company’s markets and the potential growth opportunities for the Company’s products. These statements represent the Company’s current expectations or beliefs concerning its future results and events, and include statements, among others, regarding its estimates of GAAP and non-GAAP revenue; loss and income; growth of recurring revenue base; the Company’s competitive position and business model, including its market share and its ability to grow its subscriptions and support business, including internationally and in the performance management market; and the Company’s ability to execute and the strength and scale of its business model. These statements are not historical facts or guarantees of future performance or events; are based on current expectations, estimates, beliefs, assumptions, goals and objectives; and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Readers of this presentation and participants in these meetings are cautioned not to place undue reliance on any forward-looking statement or statements, whether in the singular or in the aggregate. Additional factors that could cause actual results to differ include, but are not limited to:
(i) failure to accurately estimate fiscal future financial results, especially full fiscal year results, which the Company has not provided for previous fiscal years; (ii) failure to close expected transactions for the Company’s solutions and products, and the timing of recognizing revenue from such transactions; (iii) the ability to successfully manage and increase growth outside of the United States, significant current and expected additional competition, and the need to continue to expand product distribution and services offerings; (iv) the Company’s inability to grow its business, and to accurately predict the timing and expense of growing it; (v) inability to grow revenue as the Company expects, especially in its core market or in its newly acquired performance management product; (vi) unexpected expenses or failure to implement in a timely fashion, or at all, the requisite steps to control expenses; (vii) increased or unexpected costs or delays of transitioning sales efforts and customers to our newly acquired performance management product; (viii) the Company’s ability to recruit and retain key personnel, including management, to support its current business and future growth; (ix) the Company’s ability to protect its intellectual property rights and claims that the Company has infringed the intellectual property rights of others; (x) the rate of growth, if any, of the markets the Company competes in; (xi) the lengthening of our sales cycle and increased difficulties in negotiating sales contracts on terms favorable to us and the uncertain timing of such sales; (xii) the level of corporate spending and changes in general economic conditions that affect demand for computer software and services in general which may disproportionately affect the market for the Company’s products; (xiii) other market conditions that include risks and uncertainties such as risks associated with financial, economic, political, terrorist activity and other uncertainties associated with operating a global business; and (xiv) other events and other important factors disclosed previously and from time to time in the Company’s filings with the Securities and Exchange Commission, including the
Company’s annual report for fiscal year 2006 on Form 10-K filed on March 16, 2007, its quarterly report on Form 10-Q filed on May 9,
2007, its Form S-3/As filed on September 28, 2006 and October 2, 2006 and its Form 8-Ks. The forward-looking statements contained in this presentation and discussed in today’s meetings are made as of the date thereof, and the Company assumes no obligation to update the information in this presentation or discussed in today’s meetings.

Investment Highlights
Global Provider of Talent and Learning Management Solutions
Talent Management estimated at $1.4B market in 2005; 17% CAGR expected to 2008
(1)
Market share leader in key ~$500M Learning Management Systems segment
(2)
Large, Diversified “Blue Chip” Customer Base
Over 1,500 customers across multiple vertical markets
~50% of the Fortune 100 are customers
Significant Growth Opportunities
Core LMS and high-growth Performance Management segments
Leverage channel partners; Acquisitions
Recurring Revenue and Operating Leverage Increasing
~50% recurring revenue in Q1:07
(3)
Strong Financial Performance
2006 non-GAAP revenue of $110M; Profitable on non-GAAP basis
(4)
Seasoned Management Team
(1) The Yankee Group, March 2005.
(2) Bersin & Associates, January 2006. Management estimates.
(3) Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance. Typically, these are annual contracts, most of which are renewed at the expiration of their term.
(4) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

SumTotal Background
Significant Company Events
Click2Learn (CLKS) IPO in 1998; Docent (DCNT) IPO in 2000
Click2learn and Docent merged to form SumTotal Systems in March 2004
Acquired Pathlore Software in October 2005 for ~$48M
Acquired MindSolve in November 2006 for ~$12M
SumTotal Today
Headquartered in Mountain View, California
Global presence with offices in Australia, France, Germany, Hong Kong, India,
Japan, Singapore and the United Kingdom
Over 800 employees

COMPENSATION
SALARY PLANNING.
PAY-FOR-PERFORMANCE.
RECRUITMENT
SCREEN FOR REQUIRED COMPETENCIES.
HIRE BASED UPON SUCCESSFUL PROFILES.
Talent Management
PERFORMANCE
ALIGN EMPLOYEES.
CONDUCT PERFORMANCE APPRAISALS.
DEVELOP SUCCESSION PLANS.
LEARNING
ON-BOARD NEW EMPLOYEES.
DEVELOP SKILLS & COMPETENCIES.
MANAGE COMPLIANCE.

SumTotal.

5 What is Talent Management? Goal of strategic Talent Management is to ensure that organizations have optimum skills and competencies to achieve business objectives

Talent Management Market Drivers
As much as 80% of a company’s worth is tied to its human capital
(1)
Increasing “War for Talent” and employee turnover rates
America’s 500 leading companies will lose approximately 50% of their senior managers over the next five years
(2)
Global organizations need to ensure worldwide alignment of
individuals’ goals with business objectives
Rapidly training the “Extended Enterprise” is critical in today’s market
Regulatory and compliance requirements drive the need to develop, certify and track the knowledge and procedures of individuals
(1) HR Magazine, January 2005.
(2) The Economist, October 7, 2006.

MOTOR HARLEY-DAVIDSON CYCLES

HALLIBURTON

gsk GlaxoSmithKline

SumTotal

$1M / year saved on printing
alone; dealer satisfaction
increased 30%
Strong Value Proposition for Customers
ROI Category Illustrative Example
Business Impact
Training
Efficiencies
Operating Cost
Leverage
Increased
Revenue
$ millions saved in
compliance costs
Reduced time-to-market from
9 months to 3 months

$1.4
$1.6
$1.9
$2.2
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
$1.4
$1.6
$1.8
$2.0
$2.2
$2.4
$2.6
2005E 2006E 2007E 2008E
Talent Management Market is Growing Rapidly
Source:  Yankee Group, March 2005.
Talent Management Market
(including Recruiting, Performance, Learning and Compensation Management)

Participant in Attractive Market Segments
Sources: Management estimates,  based on Yankee Group and Gartner Group.
2005 Market Size and 4-year compound annual growth rate to 2008.
LMS is the core market for SumTotal
Offerings in Performance Management and Compensation Planning
obtained via MindSolve acquisition in November 2006
Learning
Management
~$500M market
~16% growth
Learning
Management
~$500M market
~16% growth
Compensation
Management
$290M market
11% growth
Performance
Management
$181M market
23% growth

2006 Revenues ($M)
Kenexa
SumTotal
Taleo
Talent Drives Performance
saba
PLATEAU
Authoria.
geo
vurv
SUCCESS FACTORS
salary.com
Learn.com.
HALOGEN

SumTotal

1
SumTotal: A Talent Management Market Leade
Sources:  Bersin & Associates, Learning Management Systems 2006, Hoovers Data and other public sources.
Number of Customers
0
20
40
60
80
100
120
250 500 750 1,000 1,250 1,500+

Why SumTotal Wins
Leading Vendor with a Strong Global Presence
Market share leader in core LMS segment
(1)
Global product and
presence
Robust Product Suite
Flexible on-premise or on-demand deployment
Highly scalable, feature-rich solution
Industry’s Solution Leader
Verticalized sales force with deep domain knowledge of clients’
businesses
Strength in Implementation and Support
(1) Bersin & Associates, January 2006.

UNIVERSITY of CALIFORNIA

WACHOVIA

STANFORD HOSPITAL & CLINICS
Stanford University Medical Center

EATON

COSTCO WHOLESALE

PAYCHEX

SumTotal

Large, Diversified “Blue Chip” Customer Base
Over 1,500 customers across numerous vertical markets
Targeting customers with 300 to over 1,000,000 users
~50% of the Fortune 100 are customers
Education Energy & Utilities Government Financial Services
Healthcare Retail Manufacturing Services
Defense
Ammunition
Center

EDS
ExcellerateHRO
The HRO business of EDS & Towers Perrin

Hewitt

accenture

ACS

GP Home

IBM

hp

Intrepid
Learning Solutions

SumTotal

Emerging Sales Channel
HRO Partnerships
Human Resource Outsourcing
(“HRO”) market growing
(1)
SumTotal has strong HRO
relationships
Strength with HROs presents
other OEM opportunities
BPO Outsourcers
Training Outsourcers
HR Software
Product OEMs
Opportunity to cross-sell
Performance Management
offering
(1) The Yankee Group, April 2006.

Opportunity / Revenue / Value
Partner Leverage
Other Talent Management
Expand Performance Management
Grow LMS Business
SumTotal

SumTotal’s Growth Strategy
Time
Grow Core LMS Business
Penetrate installed base with additional
modules/licenses
New customers
International markets
SMB market
Expand Performance Management
Business
Cross-sell LMS installed base
New customers
Expand into Other Talent Management
Segments
Recruiting segment
Acquisitions
Leverage Partners
HROs and others

Seasoned Management Team
Emagia; Cap Gemini E&Y;
TATA
22
SVP, Professional Services &
Training
Harnish Kanani
Intelliprep Technologies;
Microsoft
15
Managing Director, India
Sudheer Koneru
25
15

33
20
45
SVP, Engineering
SVP, General Counsel &
Secretary
SVP, Corporate & Business
Development
Chief Financial Officer
Chief Operating Officer
CEO & Director
Qpass; Texas Instruments;
Halliburton
Murray Laidley
Creative Labs; Cooley Godward
Erika Rottenberg
Walker Digital; McKinsey;
Accenture
Sanjay Dholakia
ADAC Labs; Coherent Medical;
Measurex
Neil Laird
SteelPoint Technologies; ADAC
Labs; GE Medical Systems
David Crussell
Tandem Computers; Bechtel;
IBM; Boeing
Don Fowler
Name
Title
Years Experience
Selected Background

16 Annual Revenue Trend (GAAP Basis) $55.2 $75.0 $106.0 $129 - 134.0 $0 $20 $40 $60 $80 $100 $120 $140 2004 2005 2006 2007E $ Millions

Quarterly Revenue Trend (GAAP Basis)
$7.1
$16.7
$24.3
$29.1
$14.1
$15.9
$25.1
$29.7 - 30.7
$15.3
$18.4
$27.0
$18.7
$23.9
$29.6
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
Q1 Q2 Q3 Q4
2004
2005
2006
2007
$ Millions

18 Annual Net Income Trend (GAAP Basis) ($16.0) ($11.1) ($12.0) ($1.5) - 0.5 -$16 -$14 -$12 -$10 -$8 -$6 -$4 -$2 $0 $2 2004 2005 2006 2007E $ Millions

Quarterly Net Income (GAAP Basis)
($7.8)
($2.6)
($4.4)
($1.8)
($4.1)
($3.4)
($2.3)
($1.4 - 0.9)
($2.2)
$0.1
($2.7)
($1.9)
($5.3)
($2.5)
($9.0)
($8.0)
($7.0)
($6.0)
($5.0)
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
Q1 Q2 Q3 Q4
2004
2005
2006
2007
$ Millions

Non-GAAP to GAAP Reconciliation
In managing its business financial performance and establishing internal financial plans and targets the Company uses non-GAAP financial measures.
Management believes that certain non–GAAP financial measures provide greater transparency in managing its operations and business. The company has presented these non-GAAP financial measures as supplemental information to allow investors to see how management views the operating performance of the company and how it communicates the performance internally. The company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. This non-GAAP information is subject to material limitations and is not intended to be used in isolation or instead of results prepared in accordance with GAAP but rather in addition to the GAAP results. Also, the non–GAAP information prepared by SumTotal is not necessarily comparable to non-GAAP information provided by other companies.
A reconciliation of the non-GAAP measures to GAAP is included in the financial tables contained in this presentation and the previously filed earnings press release. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.
The adjustments and the basis for excluding them are as follows:
Deferred Revenue Write-down
The company excludes the impact of the write-down of acquired deferred revenue to fair value relating to its acquisitions of Docent, Inc., Pathlore Software
Corporation and MindSolve Technologies, Inc. This has the effect of increasing licenses, service and maintenance revenue to the amounts that would have been recorded in the absence of the purchase accounting adjustments required by GAAP. This is done to provide management with better visibility on the contractual revenue run rate, maintenance and subscription renewal rates and the operating profitability of the business.
Stock Based Compensation
SumTotal has incurred stock-based compensation as required by FAS 123R in 2006 and by APB25 in prior years. The company excludes these expenses from services and maintenance cost of revenue, research and development expenses, sales and marketing expenses and general and administrative expenses because it believes that the information is not relevant in managing its operations. Excluding these expenses also provides for better comparability between periods and for results that better reflect the economic cash flows of the operations.
Amortization of Intangibles
The company has incurred expenses for amortization of intangibles in the cost of sales numbers reported in its GAAP financial results. These expenses relate to various acquisitions of companies and technology. Management excludes these expenses when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.
Restructuring Charges
The company has incurred expenses for restructuring activities and accounted for them in accordance with FAS 146. These include but are not limited to employee severance and leasehold termination costs. Because of the one-time nature of these charges management excludes them in evaluating its operating performance.
Provision for Litigation Settlement
In the fourth quarter of 2005, the company recorded a litigation settlement charge related to a patent infringement claim in its GAAP financial results.
Management has excluded this charge when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.
In-process Research and Development Charge
In the fourth quarter of 2006, the company incurred a charge for in-process research and development in conjunction with its acquisition of MindSolve
Technologies, Inc, which is reported in its GAAP financial results.  Management excludes these expenses when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.
Income taxes
These adjustments are not tax effected as management believes that given the company's historical operating losses and other tax considerations, they would not result in a tax charge to the income statement.

Non-GAAP to GAAP Reconciliation
2003 2007
Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1
Non GAAP Revenue 59.7 13.8 16.1 16.2 19.5 65.6 17.0 16.0 18.5 26.9 78.4 26.3 26.5 27.5 30.0 110.3 29.5
Preacquisition Docent revenue (30.2) (5.8) (5.8)
Deferred revenue write-off (0.9) (2.0) (0.9) (0.8) (4.6) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (1.4) (0.5) (0.4) (4.3) (0.4)
GAAP Revenue 29.5 7.1 14.1 15.3 18.7 55.2 16.7 15.9 18.4 23.9 75.0 24.3 25.1 27.0 29.6 106.0 29.1
Non GAAP Net Income/Loss (6.1) (0.2) 0.4 0.5 (5.3) (0.7) (2.4) 1.2 2.5 0.6 0.9 2.3 1.2 2.2 6.6 1.9
Preacquisition Docent loss 2.9 2.9
Deferred revenue/cost write-off (0.9) (2.0) (0.9) (0.7) (4.5) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (1.5) (0.6) (0.4) (4.5) (0.4)
Amortization of intangibles (0.6) (1.4) (1.5) (1.4) (4.9) (1.4) (0.7) (0.7) (1.5) (4.3) (2.3) (2.2) (2.2) (2.2) (8.9) (2.3)
Stock based comp (0.9) (0.3) (0.2) (0.3) (1.7) (0.2) (0.2) (0.3) (0.3) (1.0) (1.0) (1.0) (1.1) (1.0) (4.1) (1.1)
Restructuring (0.9) (0.2) (1.1) (0.3) (0.3)
In Process R & D (1.3) (1.3) (1.1) (1.1)
Litigation settlement 0.0 (2.7) (2.7)
GAAP Net Income/Loss (7.8) (4.1) (2.2) (1.9) (15.9) (2.6) (3.4) 0.1 (5.3) (11.1) (4.4) (2.4) (2.7) (2.5) (12.0) (1.8)
2004 2005 2006
*Sum of quarter data may not agree to YTD due to rounding

Annual Revenue Trend (Non-GAAP Basis)
(1)
Predictability of our model is increasing as our recurring
subscriptions and support revenue grows
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.  GAAP revenue was $55.2M, $75.0M, and $106.0M for 2004, 2005, and 2006, respectively. Management guidance for 2007 GAAP revenue is approximately $129.0M to $134.0M.
(2) Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance. Typically, these are annual contracts, most of which are renewed at the expiration of their term.
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
2004 2005 2006 2007E
53%
58%
~50%
37%
%’s reflect % of Total Revenue
47%
42%
~50%
63%
$65.6
$78.4
$110.3
$130.0 - $135.0
Subscriptions
and
Support
Revenue (2)
License
and
Service
Revenue

Quarterly Revenue Trend (Non-GAAP Basis)
(1)
$13.8
$17.0
$26.3
$29.5
$16.1
$16.0
$26.5
$30.0 - $31.0
$16.2
$18.5
$27.5
$19.5
$26.9
$30.0
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
Q1 Q2 Q3 Q4
2004
2005
2006
2007
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Annual Net Income Trend (Non-GAAP Basis) (1)
($5.3)
$0.6
$6.6
$13.0 - $14.0
($7.0)
($2.0)
$3.0
$8.0
$13.0
2004 2005 2006 2007E
Operating results driven by our ability to leverage our infrastructure and achieve economies of scale
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.  GAAP net loss was ($16.0)M, ($11.1)M and ($12.0)M for 2004, 2005 and 2006, respectively. Management guidance for 2007 GAAP net income/(loss) is ($1.5)M to $0.5M. GAAP loss per share was ($0.87), ($0.51) and ($0.47) for 2004, 2005 and 2006, respectively. Management guidance for 2007 GAAP earnings/(loss)
per share is ($0.05) to $0.02. Non-GAAP earnings/(loss) per share was ($0.29), $0.03 and $0.26 for 2004, 2005 and 2006, respectively. Management guidance for 2007 Non-GAAP earnings per share is $0.45 to $0.48.

Quarterly Net Income (Non-GAAP Basis)
(1)
($6.1)
($0.7)
$0.9
$1.9
($0.2)
($2.4)
$2.3
$2.0 - $2.5
$0.4
$1.2
$1.1
$0.5
$2.5
$2.2
($7.0)
($5.0)
($3.0)
($1.0)
$1.0
$3.0
$5.0
Q1 Q2 Q3 Q4
2004
2005
2006
2007
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Financial Model (Non-GAAP basis)
(1)
45% 50% 53% 58%
License and Service
55% 50% 47% 42%
Subscriptions & Support
Target Model
6%
(60%)
67%
2006
Actual
15%
(55%)
70%
10%
(58%)
68%
2007
Guidance
(Mid-Point)
1%
Net Income
(68%)
Operating Expenses
69%
Gross Margin
2005
Actual
(% of revenues)
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Balance Sheet/Cash Flow Trends
$10.2*
$30.9
$1.5
$15.5
$17.0
March 31,
2007
$30.7
Deferred Revenue
$8.1
Cash Flow from Operating Activities
($1.1)
Net Cash
$16.8
Notes Payable (current & non-current)
$15.7
Cash
(1)
December 31,
2006
($ millions)
(1) Cash, cash equivalents, restricted cash and short-term investments.
*First Quarter Annualized

Investment Highlights
Global Provider of Talent and Learning Management Solutions
Talent Management estimated at $1.4B market in 2005; 17% CAGR expected to 2008
(1)
Market share leader in key ~$500M Learning Management Systems segment
(2)
Large, Diversified “Blue Chip” Customer Base
Over 1,500 customers across multiple vertical markets
~50% of the Fortune 100 are customers
Significant Growth Opportunities
Core LMS and high-growth Performance Management segments
Leverage channel partners; Acquisitions
Recurring Revenue and Operating Leverage Increasing
~50% recurring revenue in Q1:07
(3)
Strong Financial Performance
2006 non-GAAP revenue of $110M; Profitable on non-GAAP basis
(4)
Seasoned Management Team
(1) The Yankee Group, March 2005.
(2) Bersin & Associates, January 2006. Management estimates.
(3) Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance. Typically, these are annual contracts, most of which are renewed at the expiration of their term.
(4) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Page 27 SumTotal Systems, Inc.